UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811- 10603

Western Asset Premier Bond Fund
(Exact name of registrant as specified in charter)

385 East Colorado Boulevard, Pasadena, CA			91101
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq Legg Mason & Co., LLC 100 First Stanford Place Stanford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		888-777-0102

Date of fiscal year end:	December 31,

Date of reporting period:	June 30, 2009

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Western Asset Premier Bond Fund

New York Stock Exchange Symbol: WEA

Contents

Commentary
Investment Commentary	ii

Semi-Annual Report to Shareholders
Fund Highlights	1
Portfolio of Investments	6
Financial Statements	25
Notes to Financial Statements	29

For more information, visit us on the web
at www.leggmason.com/cef.

Investment Commentary

Western Asset Premier Bond Fund

Fund Performance

Total returns for the Fund for various periods ended June 30, 2009 are presented below, along with those of comparative indices:

		Average Annual Total Returns
	Six Months	One Year	Five Years	Since Inception
Fund Total Return Based on:
Net Asset Value	+23.81%	-9.99%	+2.02%	+4.41%
Market Value	+36.55%	+5.65%	+5.65%	+5.53%
Barclays Capital U.S. Corporate High Yield IndexA	+30.43%	-2.40%	+4.33%	+6.39%
Barclays Capital U.S. Credit IndexB	+6.87%	+4.08%	+4.08%	+5.30%
Lipper Corporate Debt Closed-End Funds BBB-Rated Category AverageC	+12.61%	-1.83%	+3.39%	+5.06%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The inception date of the Fund is March 28, 2002. Index and Lipper inception returns are for the period beginning March 31, 2002. All Index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

For the six months ended June 30, 2009, Western Asset Premier Bond Fund returned 23.81% based on its net asset value (“NAV”)D and 36.55% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Corporate High Yield Index and the Barclays Capital U.S. Credit Index, returned 30.43% and 6.87%, respectively, over the same time frame. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Average returned 12.61% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.57 per share, which may have included a return of capital.

The largest contributors to the Fund’s performance were its exposures to high-yield and investment grade corporate bonds. In particular, the Fund’s holdings in the Industrials and Utilities sectors were rewarded as their spreads substantially narrowed versus their historically wide levels that occurred during the financial crisis in 2008. It’s interesting to note that returns for the April to May 2009 period were among the highest total returns ever in the U.S. corporate bond market, according to Barclays Capital. The use of leverage was beneficial, as it served to magnify the Fund’s positive underlying returns. Also enhancing the Fund’s results was its exposure to structured mortgage credits. These securities, which detracted from performance in 2008, were positive contributors to performance as their spreads also narrowed during the reporting period.

Marginally offsetting these strong results was the Fund’s cash exposure. During the six-month period, we modestly reduced the Fund’s investment grade bond position and raised its cash exposure. This was done to increase the Fund’s liquidity and to have greater flexibility to pursue changing opportunities in the marketplace.

During the reporting period, the Fund held credit default swaps, which had an overall negative impact on performance. The swaps we utilized to gain exposure to select individual high-yield companies and the overall high-yield market contributed slightly to performance as high-yield spreads tightened during the reporting period. In addition, the swaps we held during the period allowed us to gain exposure to the subprime component of the non-agency mortgage-backed securities (“MBS”) market. The Fund’s exposure to these swaps detracted from performance as poor liquidity and weak fundamentals on the underlying collateral drove prices of non-agency MBS lower. Within the residential MBS market, swaps were utilized to hedge our exposure to non-agency MBS. These swaps marginally contributed to performance as prices on subordinate non-agency MBS were lower during the reporting period.

Financial Market Overview

To a great extent, the financial markets in 2008 were characterized by periods of extreme volatility, illiquidity, frozen credit conditions and heightened risk aversion. Collectively, this caused investors to flock to the safety of short-term Treasuries, driving their yields lower and their prices higher. In contrast, non-Treasuries generally performed poorly, with their spreads moving, in some cases, to historically wide levels.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary

The market then largely stabilized during the six-month reporting period ended June 30, 2009. A return to more normal market conditions was due, in part, to the aggressive actions taken by the Federal Reserve Board (“Fed”)E, the U.S. Department of the Treasury and other government agencies. Looking back, in 2008 the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as the Lehman Brothers bankruptcy and mounting troubles at other financial firms roiled the markets. Toward the end of the year, the Fed took additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”).

In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•    Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•    Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•    Buy up to $300 billion of longer-term Treasury securities over the next six months.

After reducing the federal funds rateF from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed has maintained this stance thus far in 2009. In conjunction with its June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. The Treasury also announced its intentions to conduct “stress tests” for major banks to determine if they needed to bolster their capital levels. The results of the stress tests were released in May, and were not as dire as initially feared.

Economic Review

Even though conditions in the financial markets improved during the first half of 2009, the U.S. economy continued to face numerous headwinds. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)G contracted 2.7% and 5.4%, respectively. Economic contraction has continued in 2009 as GDP fell 6.4% during the first quarter and the advance estimate for the second quarter is a 1.0% decline. The economy’s more modest contraction in the second quarter was due, in part, to smaller declines in exports and business spending.

While economic news was largely bleak during the first quarter of 2009, there were some indications that things were becoming “less negative” during the second quarter. While the unemployment rate continued to move higher, the number of jobs lost on a monthly basis subsided from the pace earlier in the year. Another strain on the economy, the long-ailing housing market, may also be getting closer to reaching a bottom. After plunging late last year, new single-family home starts have been fairly stable in recent months. In addition, while home prices continued to fall, the pace of the decline has moderated. Other recent economic news also seemed to be “less negative.” Inflation remained low, manufacturing contracted at a slower pace than during the first quarter of the year and inventory levels were drawn down.

Market Review

Both short- and long-term Treasury yields fluctuated during the reporting period. This was often prompted by changing perceptions regarding the economy, future Fed policy decisions and the government’s initiatives to stabilize the financial system. When the reporting period began, Treasury yields were extremely low, given numerous “flights to quality” in 2008 that were triggered by the financial crisis. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields drifted even lower (and their prices higher) in mid-January 2009. Yields generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the period at 1.11% and 3.53%.

Over the six months ended June 30, 2009, longer-term yields moved higher than their shorter-term counterparts due to fears of future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded as the six-month reporting period progressed, driving spread sector (non-Treasury) prices higher. For the six-month period ended June 30, 2009, the Barclays Capital U.S. Aggregate IndexH returned 1.90%.

Looking more closely at the market, there was a dramatic shift in investor sentiment during the six-month reporting period. This, in turn, had a major impact on the corporate bond market. When the period began, investors were still reeling from last year’s turmoil in the financial markets and data showing that the U.S. economy was rapidly contracting. This triggered periods of heightened risk

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary

aversion, as investors were drawn to the relative safety of U.S. Treasury securities. During the first half of the reporting period, investment grade corporate spreads remained at extremely wide levels that priced in future default levels that would surpass those experienced in previous recessions. This was reflected in the poor performance of the Barclays Capital U.S. Credit Index, as it returned -1.78% during the first quarter of 2009. Over the same period, while the high-yield bond market generated solid results, BB-rated bonds outperformed riskier CCC-rated securities (9.01% versus 5.54%).1 Overall, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap IndexI gained 6.61% during the first quarter.

Then, in the second half of the reporting period, investor sentiment greatly improved. The government’s many initiatives to stabilize the financial system began to bear fruit as the frozen credit markets showed signs of thawing and liquidity also improved. This, coupled with tentative signs that the global economy was nearing a bottom, served to increase investor risk appetite. As a result, demand for spread sectors rose, in particular, lifting the prices of investment grade and high-yield corporate bonds. During the second quarter of 2009, the Barclays Capital U.S. Credit Index rose an impressive 8.81% and ended the six-month reporting period returning a solid 6.87%. Within the high-yield market, BB-rated and CCC-rated bonds returned 14.93% and 40.71%, respectively, during the second quarter of 2009.1 All told, during the six-month reporting period, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index returned an outstanding 30.92%.

Outlook

We believe the credit markets are likely to take a breather in the third quarter following the exceptionally strong performance posted in the second quarter of 2009. While the magnitude of spread compression in high-yield and investment grade corporates was impressive, the improvement was largely driven by a return to valuations that were more consistent with underlying fundamentals. For spreads to tighten further, we will likely need to see some positive signals from the economy, rather than merely a leveling off of the rate of decline.

Spread volatility is likely to decline as we are now at levels that are consistent with a weaker economy and reduced availability of credit, rather than the “economic Armageddon” that pre-March 2009 spread levels suggested. Corporations with strong balance sheets should continue to issue debt at yields close to those on outstanding debt. Companies that are challenged by high-debt loads will likely have a more difficult time raising new debt and their outstanding issues are likely to be more volatile. Financial issuers should continue to benefit from increasingly stable loan values and from improved capital bases, thanks to recent equity issuance.

With investment grade financial spreads at 400 basis pointsJ (“bps”) over Treasuries as of June 30, 2009 and the Barclays Capital Corporate IndexK as a whole at 300 bps over Treasuries, we believe there is currently significant compensation for the elevated risk due to economic uncertainty. With high-yield spreads at 945 bps over Treasuries as of June 30, 2009, there should be similarly adequate compensation in the high-yield sector despite the continuing increase in restructurings and defaults.

Interest rates are likely to be stable to modestly rising through the summer months as the U.S. Treasury continues to issue debt at what can only be described as an unprecedented pace, and as investors continue to dip their toes into more risky waters. Inflation remains a key concern of bond market participants. We believe that price levels should stabilize and deflationary forces will ebb as both monetary and fiscal stimuli work their way through the system. Higher levels of inflation are unlikely to be realized as resource and capacity utilization remains low, and the Fed is likely to begin reducing the size of its balance sheet in the face of any economic growth. Absent any improvement on the growth front, the current level of announced monetary stimulus should persist. We expect little, if any, additional action from the Fed and expect very low short-term rates and continued purchases of mortgage-backed securities, Treasuries and agencies to continue.

U.S. industrial sectors led the economy’s plunge during the fourth quarter of 2008 and first quarter of 2009, as inventories, capital expenditure budgets and procurement plans were slashed on fears of credit unavailability. Stabilization in the economy should help these activities return to more sustainable levels, which would provide an immediate boost to industrial-sector output. Merchant inventory investment has already displayed some stabilization at weak levels and factory orders have displayed an incipient upturn. In order for an economic rebound to take hold, these improvements will have to be sustained and built upon. In addition, we feel they should soon trigger upturns in industrial production and factory production hours, neither of which has yet to show any signs of stabilization. We will track these four indicators for early signs of a recovery and, thus, impetus for substantial further downward pressure on credit spreads.

Market participants will be intensely focused on profit reports to determine the presence, pace and strength of the anticipated economic recovery. These reports should have a significant impact on equity prices, which would also influence the mood of the corporate bond market.

Western Asset Management Company

July 31, 2009

1    Returns cited represent respective position and/or sector return within the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of June 30, 2009 were: Corporate Bonds (77.1%), Mortgage-Backed Securities (29.4%), Asset-Backed Securities (29.0%), Repurchase Agreements (10.0%) and Yankee Bonds (9.5%). The Fund’s portfolio composition is subject to change at any time.

Investment Risks: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities.

The views expressed in this commentary reflect those solely of Western Asset Management Company’s Investment Advisory Team as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or from the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Western Asset Premier Bond Fund (the “Fund”) and Western Asset Management Company disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or advice. Because investment decisions for the Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund or any Legg Mason Fund. Forecasts are inherently limited and should not be relied upon as an indicator of future results or used as the basis for investment decisions. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the Fund or Western Asset Management Company as to its accuracy or completeness.

Please note that an investor cannot invest directly in an index.

A

The Barclays Capital (former Lehman Brothers) U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-As are also included.

B	The Barclays Capital (formerly Lehman Brothers) U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
C

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Average is comprised of the Fund’s peer group of mutual funds.

D

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

E

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

F

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

G	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
H

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

I

The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

J	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
K	The Barclays Capital (formerly Lehman Brothers) Corporate Bond Index is composed of all publicly issued, fixed-rate, non-convertible, U.S. dollar-denominated, investment grade corporate debt.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

v

Western Asset

Premier Bond Fund

Semi-Annual Report to Shareholders

June 30, 2009

Semi-Annual Report to Shareholders

Fund Highlights

(Unaudited)

	Six Months Ended June 30, 2009	Year Ended December 31, 2008
Net Asset Value	$117,143,417	$100,102,064
Per Share	$10.13	$8.72
Market Value Per Share	$11.45	$8.90
Net Investment Income	$9,505,781	$16,751,431
Per Common Share	$0.83	$1.46
Dividends Paid to Common Shareholders:
Ordinary Income	$6,551,799	$12,090,786
Per Common Share	$0.57	$1.05
Long-Term Capital Gains	—	$1,121,178
Per Common Share	—	$0.10
Dividends Paid to Preferred Shareholders:
Ordinary Income	$169,577	$2,236,599
Per Common Share	$0.01	$0.19
Long-Term Capital Gains	—	$238,432
Per Common Share	—	$0.02

The Fund

Western Asset Premier Bond Fund (“WEA” or the “Fund”) is a diversified, closed-end management investment company which seeks to provide current income and capital appreciation for its shareholders by investing primarily in a diversified portfolio of investment grade bonds. Substantially all of the Fund’s net investment income (after payment of dividends to holders of preferred shares and interest in connection with other forms of leverage (if applicable)) is distributed to the Fund’s common shareholders. A Dividend Reinvestment Plan is available to those common shareholders of record desiring it. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) where they trade under the symbol WEA.

Certain Investment Policies

Each limitation below applies only at the time a transaction is entered into. Any subsequent change in a rating assigned to a security, or change in the percentage of the Fund’s assets invested in certain securities or other instruments, resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment.

Under normal market conditions, the Fund expects to:

•    Invest substantially all (but at least 80%) of its total managed assets (the total assets of the Fund, including any assets attributable to leverage, less accrued liabilities) in bonds, including corporate bonds, U.S. government and agency securities and mortgage related securities.

•    Invest at least 65% of its total managed assets in bonds that at the time of investment are investment grade quality. The Fund may invest up to 35% of its total managed assets in bonds of below investment grade quality.

The Fund may invest in securities or instruments other than bonds (including preferred stock) and may invest up to 10% of its total managed assets in instruments denominated in currencies other than the U.S. dollar.

Dividend Reinvestment Plan

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of the Fund, offer a convenient way to add shares of the Fund to your account. The Fund offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) on the common shares are automatically invested in shares of the Fund unless the shareholder elects

Semi-Annual Report to Shareholders

Fund Highlights—Continued

otherwise by contacting the Agent at the address set forth below. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to participate in the Plan.

As a participant in the Dividend Reinvestment Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the NAV of a Fund share, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of the Fund through a broker on the open market. The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional Information Regarding the Plan

The Fund will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

Registered shareholder may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to terminate participation in the Plan.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer & Trust Company LLC, 59 Maiden Lane, New York, NY, 10038. Investor Relations Telephone number 1-888-888-0151.

Quarterly Comparison of Market Price and Net Asset Value (“NAV”), Discount or Premium to NAV and Average Daily Volume of Shares Traded

	Market Price	Net Asset Value	Premium/ (Discount)	Average Daily Volume/(Shares)
September 30, 2008	$ 9.20	$10.82	(14.97)%	24,108
December 31, 2008	8.90	8.72	2.06	43,032
March 31, 2009	9.10	8.44	7.82	37,089
June 30, 2009	11.45	10.13	13.03	32,450

Semi-Annual Report to Shareholders

Looking for Additional Information?

The Fund is traded under the symbol “WEA” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XWEAX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Semi-Annual Report to Shareholders

Special Shareholder Notices

On May 20, 2009, the Fund announced monthly distributions of $0.1000 per common share for the months of June, July, August and September 2009. The Fund had previously paid a monthly distribution of $0.09375 per share since March 2005. In declaring the new rate, the Fund cited an increase in net investment income generated by its investment portfolio as a result of high reinvestment rates on the types of securities in which it invests. The lower cost of leverage on the Fund’s preferred shares also contributed to the increase in net investment income available to common shareholders.

Additionally, the Fund announced that it will declare distributions quarterly while maintaining its policy of paying distributions monthly, effective with the July 2009 distribution.

This information is not for tax reporting purposes, but is being provided to announce the amount of the Fund’s distributions that have been declared by the Board of Trustees. In early 2010, after definitive information is available, the Fund will send shareholders a Form 1099-DIV, if applicable, specifying how the distributions paid by the Fund during the prior calendar year should be characterized for purposes of reporting the distributions on a shareholder’s tax return (e.g., ordinary income, long-term capital gain or return of capital).

Semi-Annual Report to Shareholders

Portfolio Diversification

June 30, 2009A

The pie and bar charts above represent the composition of the Fund’s portfolio as of June 30, 2009 and do not include derivatives such as Futures Contracts, Options Written, and Credit Default Swaps.

A The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

B Standard & Poor’s Ratings Services provides capital markets with credit ratings for the evaluation and assessment of credit risk.

C Yankee Bond—A dollar-denominated bond issued in the U.S. by foreign entities.

Semi-Annual Report to Shareholders

Portfolio of Investments

June 30, 2009 (Unaudited)

Western Asset Premier Bond Fund

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Long-Term Securities	149.6%

Corporate Bonds and Notes	77.1%

Aerospace and Defense	2.0%
L-3 Communications Corp.		6.375%	10/15/15	$535,000	$485,512
Northrop Grumman Corp.		7.750%	2/15/31	1,000,000	1,251,334
The Boeing Co.		6.125%	2/15/33	600,000	610,883

					2,347,729
Airlines	10.5%
America West Airlines Inc.		8.057%	7/2/20	2,755,598	2,232,035
Continental Airlines Inc.		7.160%	3/24/13	669,978	559,432
Continental Airlines Inc.		6.900%	1/2/18	946,155	823,155
Continental Airlines Inc.		6.820%	5/1/18	913,728	721,845
Continental Airlines Inc.		6.545%	2/2/19	1,737,143	1,606,858
Continental Airlines Inc.		8.048%	11/1/20	636,843	534,948
Continental Airlines Inc.		6.703%	6/15/21	819,937	688,747
DAE Aviation Holdings Inc.		11.250%	8/1/15	460,000	266,800	A
Northwest Airlines Corp.		7.575%	9/1/20	611,898	458,924
Northwest Airlines Inc.		1.487%	8/6/13	3,003,56	2,072,796	B,C
United Air Lines Inc.		7.032%	10/1/10	82,728	81,074
United Air Lines Inc.		7.186%	4/1/11	17,378	17,117
United Air Lines Inc.		6.602%	9/1/13	51,805	51,287
US Airways Pass-Through Trust		6.850%	1/30/18	2,937,253	2,144,194

					12,259,212
Auto Components	N.M.
Visteon Corp.		8.250%	8/1/10	122,000	3,660	D
Visteon Corp.		12.250%	12/31/16	306,000	10,710	A,D

					14,370
Automobiles	1.8%
DaimlerChrysler NA Holding Corp.		7.300%	1/15/12	1,000,000	1,035,545
DaimlerChrysler NA Holding Corp.		8.500%	1/18/31	1,000,000	1,051,965
General Motors Corp.		8.375%	7/15/33	410,000	52,275	D

					2,139,785
Building Products	0.3%
Associated Materials Inc.		11.250%	3/1/14	590,000	259,600
Nortek Inc.		8.500%	9/1/14	45,000	12,825
NTK Holdings Inc.		0.000%	3/1/14	500,000	40,000	E

					312,425

Semi-Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Capital Markets	1.7%
Morgan Stanley		6.600%	4/1/12	$1,000,000	$1,058,756
The Goldman Sachs Group Inc.		6.600%	1/15/12	900,000	958,253

					2,017,009
Chemicals	1.0%
Georgia Gulf Corp.		9.500%	10/15/14	20,000	6,000	F
Georgia Gulf Corp.		10.750%	10/15/16	415,000	41,500	F
The Dow Chemical Co.		6.000%	10/1/12	1,000,000	1,012,409
Westlake Chemical Corp.		6.625%	1/15/16	70,000	61,250

					1,121,159
Commercial Services and Supplies	2.1%
Rental Service Corp.		9.500%	12/1/14	300,000	240,750
US Investigations Services Inc.		10.500%	11/1/15	310,000	252,650	A
Waste Management Inc.		7.375%	5/15/29	2,000,000	1,972,088
Waste Management Inc.		7.750%	5/15/32	40,000	42,397

					2,507,885
Communications Equipment	0.6%
EchoStar DBS Corp.		7.000%	10/1/13	600,000	570,000
EchoStar DBS Corp.		7.750%	5/31/15	120,000	114,300

					684,300
Consumer Finance	4.1%
Ford Motor Credit Co.		3.889%	1/13/12	70,000	54,162	B
Ford Motor Credit Co.		12.000%	5/15/15	1,030,000	963,212
Ford Motor Credit Co.		8.000%	12/15/16	680,000	519,880
GMAC LLC		6.875%	8/28/12	94,000	78,490	A
GMAC LLC		8.000%	11/1/31	939,000	657,300	A
HSBC Finance Corp.		4.750%	7/15/13	1,670,000	1,630,688
SLM Corp.		1.252%	7/26/10	1,020,000	925,806	B

					4,829,538
Distributors	0.1%
Keystone Automotive Operations Inc.		9.750%	11/1/13	250,000	82,500

Diversified Consumer Services	0.4%
Education Management LLC		10.250%	6/1/16	310,000	303,025
Service Corp. International		6.750%	4/1/16	140,000	126,350
Service Corp. International		7.625%	10/1/18	5,000	4,638
Service Corp. International		7.500%	4/1/27	60,000	47,100

					481,113

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Diversified Financial Services	4.1%
AAC Group Holding Corp.		10.250%	10/1/12	$440,000	$319,000	A
Air 2 US		8.027%	10/1/19	361,007	256,315	A
CCM Merger Inc.		8.000%	8/1/13	140,000	96,600	A
Citigroup Inc.		6.625%	6/15/32	1,000,000	819,924
DI Finance LLC		9.500%	2/15/13	502,000	484,430
JPMorgan Chase and Co.		5.125%	9/15/14	1,300,000	1,293,707
Liberty Media LLC		3.750%	2/15/30	1,860,000	669,600	G
TNK-BP Finance SA		7.875%	3/13/18	420,000	346,500	A
Vanguard Health Holding Co. II LLC		9.000%	10/1/14	535,000	512,262

					4,798,338
Diversified Telecommunication Services	2.4%
Cincinnati Bell Inc.		6.300%	12/1/28	25,000	15,500
Citizens Communications Co.		9.250%	5/15/11	90,000	93,825
Hawaiian Telcom Communications Inc.		12.500%	5/1/15	135,000	14	D,F
Level 3 Financing Inc.		9.250%	11/1/14	660,000	541,200
MetroPCS Wireless Inc.		9.250%	11/1/14	15,000	14,906
Qwest Communications International Inc.		7.250%	2/15/11	160,000	155,200
Qwest Communications International Inc.		7.500%	2/15/14	140,000	127,750
Qwest Corp.		7.875%	9/1/11	390,000	390,000
Qwest Corp.		7.500%	10/1/14	150,000	143,063
Telcordia Technologies Inc.		10.000%	3/15/13	485,000	297,062	A
Univision Communications Inc.		12.000%	7/1/14	420,000	412,650	A
Windstream Corp.		8.625%	8/1/16	635,000	608,012

					2,799,182
Electric Utilities	4.5%
Duke Energy Corp.		6.250%	1/15/12	250,000	268,843
Energy Future Holdings Corp.		11.250%	11/1/17	1,674,800	1,021,628	H
FirstEnergy Corp.		6.450%	11/15/11	610,000	636,694
FirstEnergy Corp.		7.375%	11/15/31	3,040,000	2,869,328
Orion Power Holdings Inc.		12.000%	5/1/10	150,000	155,250
TXU Electric Delivery Co.		7.000%	9/1/22	250,000	264,018

					5,215,761
Energy Equipment and Services	1.2%
Complete Production Services Inc.		8.000%	12/15/16	150,000	128,250
EEB International Ltd.		8.750%	10/31/14	820,000	846,650	A
Gulfmark Offshore Inc.		7.750%	7/15/14	270,000	247,050

Semi-Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Energy Equipment and Services—Continued
Pride International Inc.		7.375%	7/15/14	$240,000	$238,200

					1,460,150
Food and Staples Retailing	4.1%
CVS Caremark Corp.		6.943%	1/10/30	1,943,259	1,758,319	A
CVS Corp.		5.789%	1/10/26	852,727	733,345	A
CVS Lease Pass-Through Trust		5.880%	1/10/28	935,088	785,782	A
CVS Lease Pass-Through Trust		6.036%	12/10/28	941,075	804,073	A,F
Delhaize America Inc.		9.000%	4/15/31	166,000	201,514
Safeway Inc.		5.800%	8/15/12	500,000	535,296

					4,818,329
Food Products	0.2%
Dole Food Co. Inc.		7.250%	6/15/10	285,000	280,725

Gas Utilities	0.5%
Southern Natural Gas Co.		8.000%	3/1/32	20,000	21,162
Suburban Propane Partners LP		6.875%	12/15/13	580,000	533,600

					554,762
Health Care Providers and Services	1.6%
Community Health Systems Inc.		8.875%	7/15/15	200,000	196,000
DaVita Inc.		6.625%	3/15/13	70,000	65,975
DaVita Inc.		7.250%	3/15/15	300,000	282,000
HCA Inc.		6.250%	2/15/13	85,000	74,375
HCA Inc.		6.375%	1/15/15	430,000	349,375
HCA Inc.		9.250%	11/15/16	195,000	192,075
HCA Inc.		9.625%	11/15/16	399,000	395,010	H
HCA Inc.		7.690%	6/15/25	90,000	55,270
HCA Inc.		7.500%	11/15/95	185,000	96,960
U.S. Oncology Holdings Inc.		6.904%	3/15/12	265,000	223,262	B,H

					1,930,302
Hotels, Restaurants and Leisure	1.5%
Caesars Entertainment Inc.		8.125%	5/15/11	920,000	763,600
Denny’s Holdings Inc.		10.000%	10/1/12	90,000	87,300
El Pollo Loco Inc.		11.750%	11/15/13	195,000	156,000
Inn of the Mountain Gods Resort and Casino		12.000%	11/15/10	530,000	212,000	D
Pokagon Gaming Authority		10.375%	6/15/14	83,000	81,340	A

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Hotels, Restaurants and Leisure—Continued
River Rock Entertainment Authority		9.750%	11/1/11	$180,000	$135,000
Sbarro Inc.		10.375%	2/1/15	90,000	54,900
Snoqualmie Entertainment Authority		5.384%	2/1/14	110,000	52,800	A,B
Station Casinos Inc.		7.750%	8/15/16	205,000	70,725	F
Station Casinos Inc.		6.625%	3/15/18	100,000	2,000	F
Wendy’s/Arby’s Group Inc.		10.000%	7/15/16	100,000	95,625	A

					1,711,290
Household Durables	0.5%
American Greetings Corp.		7.375%	6/1/16	20,000	14,300
K Hovnanian Enterprises Inc.		8.625%	1/15/17	120,000	56,400
Norcraft Cos.		9.000%	11/1/11	360,000	356,400
Norcraft Holdings LP		9.750%	9/1/12	155,000	144,925

					572,025
Independent Power Producers and Energy Traders	4.1%
Dynegy Holdings Inc.		7.750%	6/1/19	650,000	506,187
Edison Mission Energy		7.750%	6/15/16	180,000	146,700
Edison Mission Energy		7.625%	5/15/27	179,000	114,560
Exelon Generation Co. LLC		6.950%	6/15/11	2,000,000	2,117,904
Mirant North America LLC		7.375%	12/31/13	350,000	336,000
NRG Energy Inc.		7.375%	2/1/16	505,000	477,856
NRG Energy Inc.		7.375%	1/15/17	225,000	212,063
The AES Corp.		9.750%	4/15/16	360,000	364,500	A
The AES Corp.		8.000%	10/15/17	525,000	488,250
The AES Corp.		8.000%	6/1/20	100,000	89,750

					4,853,770
Industrial Conglomerates	2.1%
Tyco International Ltd. / Tyco International Finance SA		6.875%	1/15/21	2,615,000	2,472,781

IT Services	1.0%
Ceridian Corp.		12.250%	11/15/15	130,000	93,763	H
Electronic Data Systems Corp.		7.450%	10/15/29	500,000	603,642
SunGard Data Systems Inc.		10.250%	8/15/15	520,000	480,350

					1,177,755

Semi-Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Leisure Equipment and Products	0.5%
Eastman Kodak Co.		7.250%	11/15/13	$910,000	$555,100

Media	5.1%
Affinion Group Inc.		10.125%	10/15/13	180,000	166,500
Affinion Group Inc.		11.500%	10/15/15	225,000	192,375
CCH I Holdings LLC		11.000%	10/1/15	927,000	111,240	D,F
CCH II Holdings LLC		10.250%	10/1/13	150,000	157,500	D,F
Charter Communications Holdings LLC		11.750%	5/15/11	80,000	240	D,F
Charter Communications Holdings LLC		12.125%	1/15/12	40,000	600	D,F
Charter Communications Operating LLC		10.875%	9/15/14	280,000	289,800	A,D,F
CMP Susquehanna Corp.		0.000%	5/15/14	14,000	5,950	A,C,I
Comcast Corp.		5.900%	3/15/16	400,000	413,769
Comcast Corp.		7.050%	3/15/33	1,000,000	1,064,256
CSC Holdings Inc.		7.625%	4/1/11	50,000	49,500
CSC Holdings Inc.		6.750%	4/15/12	250,000	241,250
Idearc Inc.		8.000%	11/15/16	720,000	18,900	D
News America Holdings Inc.		8.875%	4/26/23	400,000	383,787
R.H. Donnelley Corp.		8.875%	10/15/17	320,000	16,400	D
Time Warner Inc.		6.875%	5/1/12	1,400,000	1,497,643
Time Warner Inc.		7.700%	5/1/32	1,150,000	1,130,066
TL Acquisitions Inc.		10.500%	1/15/15	270,000	218,700	A

					5,958,476
Metals and Mining	2.0%
Alcoa Inc.		5.375%	1/15/13	750,000	732,232
CII Carbon LLC		11.125%	11/15/15	580,000	418,325	A
Freeport-McMoRan Copper & Gold Inc.		8.375%	4/1/17	730,000	735,475
Metals USA Inc.		11.125%	12/1/15	445,000	365,456
Noranda Aluminium Acquisition Corp.		6.163%	5/15/15	155,508	85,724	B,H

					2,337,212
Multi-Utilities	0.9%
Dominion Resources Inc.		5.700%	9/17/12	770,000	819,048
MidAmerican Energy Holdings Co.		5.875%	10/1/12	250,000	266,251

					1,085,299
Multiline Retail	0.5%
Dollar General Corp.		10.625%	7/15/15	170,000	183,600
Dollar General Corp.		11.875%	7/15/17	45,000	48,600	H

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Multiline Retail—Continued
The Neiman-Marcus Group Inc.		9.000%	10/15/15	$266,337	$157,139	H
The Neiman-Marcus Group Inc.		7.125%	6/1/28	330,000	199,650

					588,989
Oil, Gas and Consumable Fuels	10.4%
Belden and Blake Corp.		8.750%	7/15/12	750,000	607,500
Berry Petroleum Co.		10.250%	6/1/14	130,000	131,300
Chesapeake Energy Corp.		6.375%	6/15/15	480,000	427,200
Chesapeake Energy Corp.		6.625%	1/15/16	30,000	26,325
Chesapeake Energy Corp.		7.250%	12/15/18	300,000	261,000
Colorado Interstate Gas Co.		6.800%	11/15/15	150,000	154,093
DCP Midstream LP		7.875%	8/16/10	750,000	784,564
Devon Energy Corp.		7.950%	4/15/32	1,000,000	1,192,501
Devon Financing Corp. ULC		6.875%	9/30/11	1,000,000	1,086,091
El Paso Corp.		7.750%	6/15/10	1,496,000	1,497,771
El Paso Corp.		7.800%	8/1/31	190,000	154,985
Exco Resources Inc.		7.250%	1/15/11	465,000	451,050
Hess Corp.		7.875%	10/1/29	1,640,000	1,778,819
Hess Corp.		7.300%	8/15/31	60,000	61,935
International Coal Group Inc.		10.250%	7/15/14	220,000	155,100
KazMunaiGaz Exploration Production—GDR		8.375%	7/2/13	230,000	212,175	A
Kinder Morgan Energy Partners LP		7.125%	3/15/12	500,000	534,649
Parker Drilling Co.		9.625%	10/1/13	300,000	277,500
Petrohawk Energy Corp.		9.125%	7/15/13	145,000	144,275
Plains Exploration and Production Co.		10.000%	3/1/16	140,000	143,850
Quicksilver Resources Inc.		11.750%	1/1/16	185,000	191,475
SemGroup LP		8.750%	11/15/15	305,000	12,200	A,D,F
Sonat Inc.		7.625%	7/15/11	500,000	489,916
Stone Energy Corp.		8.250%	12/15/11	160,000	131,200
The Williams Cos. Inc.		7.500%	1/15/31	902,000	793,760
The Williams Cos. Inc.		8.750%	3/15/32	85,000	85,425
Valero Energy Corp.		7.500%	4/15/32	400,000	382,738

					12,169,397
Paper and Forest Products	1.6%
Appleton Papers Inc.		8.125%	6/15/11	5,000	3,250	F
Appleton Papers Inc.		9.750%	6/15/14	305,000	103,700	F

Semi-Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Paper and Forest Products —Continued
NewPage Corp.		7.278%	5/1/12	$375,000	$183,750	B
Weyerhaeuser Co.		6.750%	3/15/12	800,000	800,288
Weyerhaeuser Co.		7.375%	3/15/32	1,000,000	798,155

					1,889,143
Pharmaceuticals	N.M.
Leiner Health Products Inc.		11.000%	6/1/12	280,000	700	D,F

Real Estate Investment Trusts (REITs)	0.2%
Ventas Inc.		6.750%	4/1/17	260,000	233,350

Real Estate Management and Development	0.1%
Ashton Woods USA LLC		0.000%	6/30/15	65,000	24,375	A,E,F
Realogy Corp.		12.375%	4/15/15	495,000	138,600

					162,975
Road and Rail	0.4%
Hertz Corp.		10.500%	1/1/16	90,000	80,100
RailAmerica Inc.		9.250%	7/1/17	220,000	212,300	A
Swift Transportation Co.		8.633%	5/15/15	90,000	29,700	A,B
Swift Transportation Co.		12.500%	5/15/17	325,000	113,750	A

					435,850
Semiconductors and Semiconductor Equipment	0.1%
Freescale Semiconductor Inc.		8.875%	12/15/14	25,000	12,625
Freescale Semiconductor Inc.		10.125%	12/15/16	130,000	44,200

					56,825
Software	N.M.
Activant Solutions Inc.		9.500%	5/1/16	45,000	34,763

Specialty Retail	0.1%
Blockbuster Inc.		9.000%	9/1/12	210,000	100,800
Michaels Stores Inc.		10.000%	11/1/14	40,000	33,600

					134,400
Textiles, Apparel and Luxury Goods	0.2%
Oxford Industries Inc.		11.375%	7/15/15	255,000	253,725	A

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Tobacco	0.3%
Alliance One International Inc.		11.000%	5/15/12	$205,000	$214,225
Alliance One International Inc.		10.000%	7/15/16	170,000	161,075	A

					375,300
Trading Companies and Distributors	0.6%
Ashtead Capital Inc.		9.000%	8/15/16	129,000	109,328	A
H&E Equipment Services Inc.		8.375%	7/15/16	345,000	276,862
Penhall International Corp.		12.000%	8/1/14	390,000	140,400	A,F
RSC Equipment Rental Inc.		10.000%	7/15/17	170,000	170,000	A,C

					696,590
Transportation Infrastructure	0.2%
Hawker Beechcraft Acquisition Co.		8.875%	4/1/15	500,000	210,000	H

Wireless Telecommunication Services	1.5%
AT&T Mobility LLC		6.500%	12/15/11	250,000	269,706
Sprint Capital Corp.		8.375%	3/15/12	1,450,000	1,428,250

					1,697,956
Total Corporate Bonds and Notes (Cost—$103,780,065)					90,318,245

Asset-Backed Securities	29.0%

Fixed Rate Securities	8.6%
Associates Manufactured Housing Pass Through Certificates 1997-CLB2		8.900%	6/15/28	3,403,183	1,603,998	C
Bear Stearns Asset Backed Securities Trust 2007-SD1 1A3A		6.500%	10/25/36	1,443,274	778,605
Captiva CBO 1997-1A A		6.860%	11/30/09	295,431	207,806	A,C,J
Contimortgage Home Equity Trust 1997-4 B1F		7.330%	10/15/28	550,654	398,123
Firstfed Corp. Manufactured Housing Contract 1996-1 B		8.060%	10/15/22	2,100,000	1,875,961	A,C
Global Franchise Trust 1998-1 A2		6.659%	10/10/11	918,530	505,184	A,C
Green Tree Financial Corp. 1992-2 B		9.150%	1/15/18	258,006	168,817
Green Tree Financial Corp. 1993-1 B		8.450%	4/15/18	345,396	252,914
Green Tree Home Improvement Loan Trust 1996-D HIB2		8.000%	9/15/27	90,412	65,708
Green Tree Recreational Equiptment & Consumer Trust 1996-C CTFS		7.650%	10/15/17	300,786	204,627

Semi-Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Asset-Backed Securities—Continued
Fixed Rate Securities—Continued
Indymac Manufactured Housing Contract 1997-1 A5		6.970%	2/25/28	$311,706	$226,417
Lehman XS Trust 2007-1 WF1		7.000%	1/25/37	1,175,539	664,179
PAMCO CLO 1997-1A B		7.910%	8/6/09	895,691	89,569
Pegasus Aviation Lease Securitization 2000-1 A2		8.370%	3/25/30	1,600,000	400,000	A
Renaissance Home Equity Loan Trust 2004-2 AF4		5.392%	7/25/34	858,164	638,397
Settlement Fee Finance LLC 2004-1A A		9.100%	7/25/34	891,851	694,752	A,C
Structured Asset Securities Corp. 2002-AL1 A3		3.450%	2/25/32	1,059,190	801,413
Structured Asset Securities Corp. 2003-AL1		3.357%	4/25/31	150,658	130,458	A
Vanderbilt Mortgage Finance 1997-B 1B2		8.155%	10/7/26	472,238	311,318

					10,018,246
Indexed SecuritiesB	11.5%
ACE Securities Corp. 2005-SD1 A1		0.714%	11/25/50	90,573	85,550
AmeriCredit Automobile Receivables Trust 2007-CM A3B		0.348%	5/7/12	1,855,486	1,830,628
Bayview Financial Acquisition Trust 2007-B 2A1		0.616%	8/28/47	1,913,702	1,457,061
Bayview Financial Asset Trust 2004-SSRA A1		0.909%	12/25/39	514,832	335,568	A
Bayview Financial Asset Trust 2007-SR1A A		0.764%	3/25/37	2,121,043	827,207	A
Bayview Financial Asset Trust 2007-SR1A M3		1.464%	3/25/37	664,714	132,943	A
Bayview Financial Asset Trust 2007-SR1A M4		1.814%	3/25/37	181,286	22,298	A,C
Citigroup Mortgage Loan Trust Inc. 2006-SHL1 A1		0.514%	11/25/45	339,645	193,125	A
Citigroup Mortgage Loan Trust Inc. 2007-SHL1 A		0.714%	11/25/46	1,345,161	503,225	A
Countrywide Asset-Backed Certificates 2007-13 2A1		1.214%	10/25/47	1,353,481	835,771
Countrywide Asset-Backed Certificates 2007-SEA2 1A1		1.314%	8/25/47	77,440	42,084	A,C
Countrywide Home Equity Loan Trust 2007-GW A		0.869%	11/15/28	1,945,275	870,900	C
Credit-Based Asset Servicing and Securitization 2004-CB2 M1		0.834%	7/25/33	2,209,205	1,259,309
CS First Boston Mortgage Securities Corp. 2004-CF2 2A1		0.784%	5/25/44	129,769	87,048	A
Ellington Loan Acquisition Trust 2007-1 A2A1		1.314%	5/26/37	384,905	272,520	A
Fremont Home Loan Trust 2006-2 2A2		0.424%	2/25/36	1,029,603	952,579

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Asset-Backed Securities—Continued

Indexed SecuritiesB—Continued
GMAC Mortgage Corp. Loan Trust 2004-VF1 A1		1.064%	2/25/31	$737,266	$290,196	A
GSAA Home Equity Trust 2006-19 A3A		0.554%	12/25/36	1,000,000	342,059
IXIS Real Estate Capital Trust 2005-HE3 A4		0.684%	12/25/35	33,409	31,421
Lehman XS Trust 2006-GP4		0.384%	8/25/46	368,042	298,231
Long Beach Mortgage Loan Trust 2005-WL2 3A1		0.494%	8/25/35	49,133	47,748
Morgan Stanley ABS Capital I 2003-SD1 A1		0.814%	3/25/33	25,114	15,033
MSDWCC Heloc Trust 2003-2 A		0.574%	4/25/16	253,292	141,852
New Century Home Equity Loan Trust 2004-2 A2		0.684%	8/25/34	475,320	237,794
RAAC Series 2007-RP1 M1		0.864%	5/25/46	210,000	4,725	A
Renaissance Home Equity Loan Trust 2005-3 AV3		0.694%	11/25/35	800,000	347,224
Residential Asset Mortgage Products Inc. 2004-RZ1 AII		0.794%	3/25/34	446,709	161,529
Residential Asset Securities Corp. 2001-KS3 AII		0.774%	9/25/31	342,595	207,511
Salomon Brothers Mortgage Securities VII 2002-CIT1		0.614%	3/25/32	443,908	395,722
Structured Asset Securities Corp. 2007-BC1 A2		0.364%	2/25/37	1,138,641	1,021,881
Wachovia Asset Securitization Inc. 2002-HE1		0.684%	9/27/32	244,949	117,289
Wachovia Asset Securitization Inc. 2002-HE2		0.744%	12/25/32	91,298	37,441
Wachovia Asset Securitization Inc. 2003-HE1		0.604%	3/25/33	33,582	19,405

					13,424,877
Stripped Securities	0.5%
Bear Stearns Asset Backed Securities Trust 2006-SD3 1P0		0.000%	8/25/36	1,649,582	575,832	C,K2
Oakwood Mortgage Investors Inc. 2002-C AIO		6.000%	8/15/10	549,460	30,736	F,K1

					606,568
Variable Rate SecuritiesI	8.4%
BankAmerica Manufactured Housing Contract 1997-2 M		6.900%	4/10/28	100,000	124,622
Conseco Finance Securitizations Corp. 2002-1 A		6.681%	12/1/33	523,187	445,959
GMAC Mortgage Corp. Loan Trust 2005-HE2 A3		4.622%	11/25/35	547,763	518,714	I
Green Tree 2008-MH1 A1		7.000%	4/25/38	88,906	86,835	A
Greenpoint Manufactured Housing 1999-5 A5		7.820%	12/15/29	706,000	565,790
GSAMP Trust 2003-SEA2 A1		4.422%	7/25/33	2,348,025	1,846,802

Semi-Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Asset-Backed Securities—Continued

Variable Rate SecuritiesI—Continued
Merit Securities Corp. 13 A4		7.988%	12/28/33	$3,642,074	$3,368,885
Oakwood Mortgage Investors Inc. 2002-B A3		6.060%	3/15/25	315,161	232,915
Residential Asset Securities Corp. 2002-KS2 AI6		6.228%	4/25/32	965,189	782,199
Residential Asset Securities Corp. 2003-KS8 AI6		4.830%	10/25/33	1,193,234	877,027
Saxon Asset Securities Trust 2000-2 MF1		8.870%	7/25/30	187,695	182,349
Vanderbilt Mortgage Finance 1997-C		7.830%	8/7/27	137,387	99,979	I
Vanderbilt Mortgage Finance 2000-B IB2		9.250%	7/7/30	975,773	753,199

					9,885,275
Total Asset-Backed Securities (Cost—$38,776,250)					33,934,966
Mortgage-Backed Securities	29.4%

Fixed Rate Securities	3.1%
Banc of America Commercial Mortgage Inc. 2007-5 A3		5.620%	2/10/51	800,000	600,070
Bear Stearns Asset Backed Securities Trust 2002-AC1 B4		7.000%	1/25/32	1,054,426	207,870	A
Enterprise Mortgage Acceptance Co. 1999-1 A1		6.420%	10/15/25	15,884	8,099	A,C
GMAC Commercial Mortgage Securities Inc. 1998-C2 F		6.500%	5/15/35	1,000,000	893,499
JPMorgan Chase Commercial Mortgage Securities Corp. 2008-C2 A1		5.017%	2/12/51	315,840	315,949
Metropolitan Asset Funding Inc. 1998-BI B1		8.000%	11/20/24	943,070	387,403
Washington Mutual Alternative Mortgage Pass-Through Certificates 2006-5 3A3		6.221%	7/25/36	905,000	427,537
Washington Mutual Alternative Mortgage Pass-Through Certificates 2006-7 A2A		5.667%	9/25/36	1,519,910	744,992
Washington Mutual Alternative Mortgage Pass-Through Certificates 2006-7 A3		6.081%	9/25/36	185,000	72,900

					3,658,319
Indexed SecuritiesB	21.1%
American Home Mortgage Investment Trust 2007-A 4A		0.764%	7/25/46	1,021,535	504,555	A,C
Bayview Commercial Asset Trust 2005-3A A2		0.714%	11/25/35	833,121	449,854	A,C
Bayview Commercial Asset Trust 2005-4A A1		0.614%	1/25/36	484,144	263,981	A
Bayview Commercial Asset Trust 2007-5A A1		0.964%	10/25/37	632,932	547,486	A

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Mortgage-Backed Securities—Continued
Indexed SecuritiesB—Continued
Bella Vista Mortgage Trust 2004-2 A1		0.684%	2/25/35	$2,472,296	$1,207,550
BlackRock Capital Finance LP 1997-R2 B5		6.650%	12/25/35	615,665	61,566	A
CBA Commercial Small Balance Commercial Trust 2005-1A		0.634%	7/25/35	2,056,708	1,181,692	A,C
Chevy Chase Mortgage Funding Corp. 2004-3A A1		0.564%	8/25/35	1,903,267	1,230,780	A
Chevy Chase Mortgage Funding Corp. 2004-4A A1		0.544%	10/25/35	2,728,121	1,423,790	A
Chevy Chase Mortgage Funding Corp. 2005-4A A1		0.514%	10/25/36	2,470,872	1,092,039	A
CNL Funding 1998-1 C2		1.068%	9/18/11	3,360,000	907,632	A,C
Countrywide Alternative Loan Trust 2005-J12		0.584%	8/25/35	332,522	150,647
Countrywide Home Loans 2004-HYB5 7A1		2.502%	4/20/35	4,219,874	1,603,552
Countrywide Home Loans 2004-R1 1AF		0.714%	11/25/34	1,410,686	1,279,569	A
Countrywide Home Loans 2004-R2 1AF1		0.734%	11/25/34	694,079	479,350	A
Countrywide Home Loans 2005-09 1A1		0.614%	5/25/35	1,929,413	864,234
Greenpoint Mortgage Funding Trust 2005-AR5 2A2		0.584%	11/25/46	3,647,647	1,189,842
Greenpoint Mortgage Funding Trust 2005-AR5 3A2		0.584%	11/25/46	2,166,525	734,888
GSMPS Mortgage Loan Trust 2005-RP1 1AF		0.664%	1/25/35	333,259	216,007	A
GSMPS Mortgage Loan Trust 2005-RP1 2A1		5.323%	1/25/35	1,892,328	1,309,674	A
GSMPS Mortgage Loan Trust 2005-RP3		0.664%	9/25/35	1,524,272	1,049,527	A
Harborview Mortgage Loan Trust 2004-8 3A2		0.713%	11/19/34	232,514	108,418
Harborview Mortgage Loan Trust 2005-9 B10		2.065%	6/20/35	1,173,313	87,002
Impac CMB Trust 2004-9 1A1		1.074%	1/25/35	69,277	35,515
Impac CMB Trust 2A-10		0.954%	3/25/35	575,118	208,703
IndyMac Index Mortgage Loan Trust 2007-AR15 2A1		5.694%	8/25/37	6,339,049	2,874,495
Luminent Mortgage Trust 2006-6 A1		0.514%	10/25/46	1,393,077	572,332
MASTR Alternative Loans Trust 2003-7 7A1		0.714%	11/25/33	509,926	444,499
Merit Securities Corp. 11PA B3		2.566%	9/28/32	850,000	185,045	A,C
Regal Trust IV 1999-1 A		3.955%	9/29/31	148,731	126,633	A,C
Residential Asset Securitization Trust 2 003-A1 A2		0.814%	3/25/33	772,532	679,312
Sequoia Mortgage Trust 2003-2 A2		1.447%	6/20/33	62,947	47,418
Sequoia Mortgage Trust 2004-11 A1		0.615%	12/20/34	49,368	33,547
Structured Asset Securities Corp. 2002-9 A2		0.614%	10/25/27	1,270,218	1,013,746

Semi-Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Mortgage-Backed Securities—Continued
Indexed SecuritiesB—Continued
Washington Mutual Inc. 2004-AR12 A2A		0.703%	10/25/44	$235,839	$132,701
Washington Mutual Mortgage Pass-Through Certificates 2006-AR5 3A		2.280%	7/25/46	1,561,666	473,460

					24,771,041
Stripped Securities	0.9%
Indymac Index Mortgage Loan Trust 2005-AR14 BX		2.400%	7/25/35	8,499,375	84,994	F,K1
LB-UBS Commercial Mortgage Trust 2001-C3 X		1.144%	6/15/36	2,534,946	38,320	A,F,K1
Prime Mortgage Trust 2005-2 2XB		1.740%	10/25/32	3,815,192	279,402	K1
Prime Mortgage Trust 2005-5 1X		0.860%	7/25/34	11,454,296	192,124	K1
Prime Mortgage Trust 2005-5 1XB		1.480%	7/25/34	3,182,043	121,121	K1
Residential Asset Mortgage Products, Inc. 2005-SL2 AP0		0.000%	2/25/32	437,243	325,741	K2

					1,041,702
Variable Rate SecuritiesI	4.3%
Bear Stearns Alt-A Trust 2005 -10 21A1		4.714%	1/25/36	1,449,262	725,016	C
Credit Suisse Mortgage Capital Certificates 2007-C3 A4		5.912%	6/15/39	242,000	164,714
Harborview Mortgage Loan Trust 2004-10 4A		5.238%	1/19/35	571,448	457,510
JPMorgan Mortgage Trust 2007-A2 4A2		6.036%	4/25/37	300,000	167,159
Merrill Lynch Mortgage Investors Inc. 2005-A2		4.482%	2/25/35	531,764	426,608
Nomura Asset Acceptance Corp. 2004-AR4 1A1		4.872%	12/25/34	601,069	519,925	C
Thornburg Mortgage Securities Trust 2007-4 2A1		6.207%	9/25/37	1,062,613	767,986
Thornburg Mortgage Securities Trust 2007-4 3A1		6.190%	9/25/37	1,010,888	649,708
WaMu Mortgage Pass-Through Certificates 2004-AR11		4.435%	10/25/34	118,611	99,896
WaMu Mortgage Pass-Through Certificates 2007-HY7 2A3		5.805%	7/25/37	2,000,000	1,003,027

					4,981,549
Total Mortgage-Backed Securities (Cost—$43,015,709)					34,452,611

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
U.S. Government Agency Mortgage-Backed Securities	0.7%
Fixed Rate Securities	0.7%
Fannie Mae (Cost—$758,975)		6.500%	8/25/44	$734,512	$782,140	L
Yankee BondsJ	9.5%
Aerospace and Defense	0.2%
Systems 2001 Asset Trust		6.664%	9/15/13	173,539	173,539	A

Chemicals	0.1%
Methanex Corp.		8.750%	8/15/12	85,000	81,175
Sensata Technologies BV		8.000%	5/1/14	110,000	54,037

					135,212
Commercial Banks	0.2%
ICICI Bank Ltd.		6.375%	4/30/22	284,000	221,479	A,E

Containers and Packaging	0.1%
Smurfit Kappa Funding PLC		7.750%	4/1/15	150,000	115,875

Diversified Financial Services	0.7%
Lukoil International Finance BV		6.356%	6/7/17	340,000	302,600	A
UFJ Finance Aruba AEC		6.750%	7/15/13	500,000	517,721

					820,321
Diversified Telecommunication Services	3.0%
Axtel SA		11.000%	12/15/13	221,000	216,580
Deutsche Telekom International Finance BV		5.250%	7/22/13	600,000	616,279
France Telecom SA		8.500%	3/1/31	600,000	770,598	M
Intelsat Bermuda Ltd.		9.500%	6/15/16	35,000	35,175	A
Intelsat Bermuda Ltd.		11.250%	6/15/16	340,000	346,800
Nordic Telephone Co. Holdings ApS		8.875%	5/1/16	285,000	275,025	A
NTL Cable PLC		9.125%	8/15/16	790,000	760,375
Wind Acquisition Finance SA		10.750%	12/1/15	500,000	500,000	A

					3,520,832

Semi-Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Yankee BondsJ—Continued
Energy Equipment and Services	0.2%
Compagnie Generale de Geophysique-Veritas		7.500%	5/15/15	$210,000	$192,675

Foreign Governments	0.1%
Republic of Honduras		1.926%	10/1/11	84,158	81,526	B
Republic of Venezuela		9.375%	1/13/34	2,000	1,250

					82,776
Insurance	0.7%
XL Capital Ltd.		5.250%	9/15/14	1,000,000	839,270

Media	N.M.
Sun Media Corp.		7.625%	2/15/13	55,000	36,163

Metals and Mining	0.4%
Evraz Group SA		8.875%	4/24/13	100,000	82,000	A
Novelis Inc.		7.250%	2/15/15	115,000	87,400
Vedanta Resources PLC		8.750%	1/15/14	330,000	300,300	A

					469,700
Oil, Gas and Consumable Fuels	2.5%
Anadarko Finance Co.		6.750%	5/1/11	750,000	780,600
Anadarko Finance Co.		7.500%	5/1/31	1,000,000	975,769
Burlington Resources Finance Co.		7.400%	12/1/31	450,000	502,551
Gazprom		6.212%	11/22/16	280,000	233,800	A
Gazprom		6.510%	3/7/22	130,000	97,500	A
OPTI Canada Inc.		7.875%	12/15/14	240,000	155,400
OPTI Canada Inc.		8.250%	12/15/14	190,000	125,400

					2,871,020
Paper and Forest Products	0.4%
Abitibi-Consolidated Co. of Canada		13.750%	4/1/11	520,000	478,400	A,D

Road and Rail	0.4%
Grupo Transportacion Ferroviaria Mexicana SA de CV		9.375%	5/1/12	370,000	351,500
Kansas City Southern de Mexico		12.500%	4/1/16	170,000	172,550	A

					524,050

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE
Yankee BondsJ—Continued
Wireless Telecommunication Services	0.5%
True Move Co. Ltd.		10.750%	12/16/13	200,000		$153,000	A
True Move Co. Ltd.		10.750%	12/16/13	590,000		451,350	A
						604,350
Total Yankee Bonds (Cost—$11,912,958)						11,085,662
Common Stocks and Equity Interests	N.M.
Hotels, Restaurants and Leisure	N.M.
Buffets Restaurants Holdings Inc. (Cost—$262,700)				506	shs	455	C,O
Preferred Stocks	0.6%
CMP Susquehanna Radio Holdings Corp.		0.000%		3,171		1,348	A,C,I,N
Fannie Mae		5.375%		15		45,000	G,L,N
Freddie Mac		5.160%		100		100	G,L,N
Freddie Mac		5.000%		200		280	L,N
Freddie Mac		8.375%		20,500		25,010	E,L,N
General Motors Corp.		5.250%		225,000		590,625	G
Preferred Blocker Inc.		7.000%		254		109,236	A
Total Preferred Stocks (Cost—$5,644,586)						771,599
Trust Preferred Securities	3.3%
Corp-Backed Trust Certificates		7.375%		33,900		55,935
Corp-Backed Trust Certificates		8.000%		15,600		212,160
CORTS Trust for Ford Motor Co.		8.000%		155,100		2,117,115
PreferredPlus TR-CCR1		8.250%		5,100		70,380
SATURNS-F 2003-5		8.125%		104,100		1,440,744
Total Trust Preferred Securities (Cost—$5,033,601)						3,896,334

Semi-Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE
Warrants	N.M.
Commercial Banks	N.M.
CNB Capital Trust		0.000%	3/23/19	3,624	wts	$100	A,C,N

Hotels, Restaurants and Leisure	N.M.
Buffets Restaurants Holdings Inc.		0.000%	4/28/14	224		—	F,N
Total Warrants (Cost—$100)						100
Total Long-Term Securities (Cost—$209,184,944)						175,242,112
Short-Term Securities	10.0%
Repurchase Agreements	10.0%
JPMorgan Chase and Co. 0.04% dated 6/30/09, to be repurchased at $11,500,013 on 7/1/09 (Collateral: $11,749,000 Freddie Mac Discount Note, 0.000%, due 9/30/09, valued $11,730,000)				$11,500,000		11,500,000
Morgan Stanley 0.01%, dated 6/30/09, to be repurchased at $176,000 on 7/1/09 (Collateral: $180,000 Federal Home Loan Bank Bonds, 0.930% due 3/30/10, value $179,520)				176,000		176,000
Total Short-Term Securities (Cost—$11,676,000)						11,676,000
Total Investments (Cost—$220,860,944)O	159.6%					186,918,112
Other Assets Less Liabilities	1.9%					2,225,305
Liquidation value of preferred shares	(61.5)%					(72,000,000)
Net Assets Applicable to Common Shareholders	100.0%					$117,143,417

N.M. – Not Meaningful.

A Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, unless otherwise noted, represent 28.73% of net assets.

B Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of June 30, 2009.

C Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

D Bond is currently in default.

E Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

F Illiquid security valued at fair value under the procedures approved by the Board of Trustees.

G Convertible Security – Security may be converted into the issuer’s common stock.

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

H Pay-in-Kind (“PIK”) security – A security in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.

I The coupon rates shown on variable rate securities are the rates at June 30, 2009. These rates vary with the weighted average coupon of the underlying loans.

J Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.

K Stripped Security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

L On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

M Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.

N Non-income producing.

O Aggregate cost for federal income tax purposes is substantially the same as book cost. At June 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$8,755,977
Gross unrealized depreciation	(42,698,809)
Net unrealized depreciation	$(33,942,832)

See notes to financial statements.

Semi-Annual Report to Shareholders

Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Western Asset Premier Bond Fund

Assets:
Investment securities at value (Cost—$209,184,944)		$175,242,112
Short-term securities at value (Cost—$11,676,000)		11,676,000
Cash		149,626
Foreign currency at value (Cost—$891)		904
Interest and dividends receivable		2,717,628
Unrealized appreciation of swaps		834,533
Restricted cash pledged as collateral for swaps		800,000
Receivable for securities sold		309,563
Amounts receivable for open swaps		4,700
Other assets		20,986
Total assets		191,756,052

Liabilities:
Payable for securities purchased	$1,602,398
Unrealized depreciation of swaps	748,659
Accrued management fee	101,445
Amounts payable for open swaps	2,122
Accrued expenses	158,011

Total liabilities		2,612,635

Preferred Shares:
No par value, 2,880 shares authorized, issued and outstanding, $25,000 liquidation value per share (Note 6)		72,000,000
Net Assets Applicable to Common Shareholders		$117,143,417

Composition of Net Assets Applicable to Common Shareholders:
Common shares, no par value, unlimited number of shares authorized, 11,561,030 shares issued and outstanding (Note 5)		$163,195,328
Undistributed net investment income		7,404,725
Accumulated net realized loss on investments, swaps and foreign currency transactions		(19,599,691)
Net unrealized depreciation of investments, swaps and foreign currency translations		(33,856,945)
Net Assets Applicable to Common Shareholders		$117,143,417

Net Asset Value Per Common Share: ($117,143,417 ÷ 11,561,030 common shares issued and outstanding)		$10.13

See notes to financial statements.

Semi-Annual Report to Shareholders

Statement of Operations

For the Six Months Ended June 30, 2009 (Unaudited)

Western Asset Premier Bond Fund

Investment Income:
Interest	$10,101,756
Dividends	467,488
Total income		$10,569,244

Expenses:
Management fees	476,906
Audit and legal fees	321,274
Reports to shareholders	48,772
Custodian fees	28,030
Registration fees	29,442
Excise tax	24,504
Trustees’ fees and expenses	14,272
Transfer agent and shareholder servicing expense	9,081
Other expenses	20,513
Preferred shares auction agent fee expense	90,669
Net expenses		1,063,463
Net Investment Income		9,505,781

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	(3,309,219)
Swaps	(11,059,142)
Foreign currency transactions	(70,449)
		(14,438,810)
Change in unrealized appreciation/(depreciation) of:
Investments	18,064,439
Swaps	9,757,973
Foreign currency translations	63,319
		27,885,731
Net realized and unrealized gain on investments		13,446,921
Change in net assets resulting from operations		$22,952,702
Dividends to Preferred Shareholders from:
Net investment income	(169,577)
		(169,577)
Change in Net Assets Applicable to Common Shareholders Resulting From Operations		$22,783,125

See notes to financial statements.

Semi-Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Premier Bond Fund

	FOR THE SIX MONTHS ENDED JUNE 30, 2009 (Unaudited)	FOR THE YEAR ENDED DECEMBER 31, 2008
Change in Net Assets:
Net investment income	$ 9,505,781	$ 16,751,431
Net realized loss	(14,438,810)	(1,820,141)
Change in unrealized appreciation/(depreciation)	27,885,731	(62,747,908)
Change in net assets resulting from operations	22,952,702	(47,816,618)

Dividends to Preferred Shareholders From:
Net investment income	(169,577)	(2,236,599)
Net realized gain on investments	—	(238,432)
Change in Net Assets Applicable to Common Shareholders Resulting from Operations	22,783,125	(50,291,649)

Distributions to Common Shareholders From:
Net investment income	(6,551,799)	(12,090,786)
Net realized gain on investments	—	(1,121,178)

Capital transactions:
Reinvestment of dividends resulting in the issuance of 86,490 and 4,597 common shares, respectively	810,027	61,654
Change in net assets	17,041,353	(63,441,959)

Net Assets:
Beginning of period	100,102,064	163,544,023
End of period	$117,143,417	$100,102,064
Undistributed net investment income	$ 7,404,725	$ 4,620,320

See notes to financial statements.

Semi-Annual Report to Shareholders

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

	SIX MONTHS ENDED		YEARS ENDED DECEMBER 31,
	JUNE 30, 2009		2008	2007	2006	2005	2004
	(Unaudited)
Net asset value per common share, beginning of period	$8.72		$14.26	$15.15	$14.93	$15.52	$15.00
Investment Operations:
Net investment incomeA	.83		1.46	1.27	1.37	1.37	1.33
Net realized and unrealized gain/(loss)	1.16		(5.64)	(.60)	.45	(.55)	.56
Dividends paid to preferred shareholders from:
Net investment income	(.01)		(.19)	(.25)	(.30)	(.21)	(.09)
Net realized gain on investments	—		(.02)	(.09)	(.01)	—	—
Total from investment operations applicable to common shareholders	1.98		(4.39)	.33	1.51	.61	1.80
Distributions paid to common shareholders from:
Net investment income	(.57)		(1.05)	(.97)	(1.10)	(1.20)	(1.28)
Net realized gain on investments	—		(.10)	(.25)	(.19)	—	—
Total distributions paid to common shareholders	(.57)		(1.15)	(1.22)	(1.29)	(1.20)	(1.28)
Net asset value per common share, end of period	$10.13		$8.72	$14.26	$15.15	$14.93	$15.52
Market value, end of period	$11.45		$8.90	$13.13	$15.15	$13.72	$16.14

Total investment return based on:
Market Value	36.55	%B	(24.60)%	(5.79)%	20.43%	(7.83)%	10.79%
Net Asset Value	23.81	%B	(32.45)%	2.17%	10.67%	4.31%	12.57%
Ratios to Average Net Assets Applicable to Common Shareholders:C
Total expenses (including interest expense)	2.13	%D	2.06%	1.72%	1.86%	1.63%	1.17%
Expenses (including interest expense) net of waivers, if any	2.13	%D	2.06%	1.71%	1.86%	1.63%	1.17%
Expenses (including interest expense) net of all reductions	2.13	%D	2.06%	1.71%	1.86%	1.63%	1.17%
Expenses (excluding interest expense) net of all reductions	2.13	%D	1.83%	1.15%	1.15%	1.13%	1.13%
Net investment incomeE	18.77	%D	10.68%	6.76%	7.18%	7.58%	8.22%

Supplemental Data:
Portfolio turnover rate	11.7	%B	45.3%	90.3%	65.0%	41.0%	39.0%
Net assets applicable to common shareholders, end of period (in thousands)	$117,143		$100,102	$163,544	$173,707	$171,010	$177,288

Preferred share information at end of the period:
Aggregate amount outstanding (in thousands)	$72,000		$72,000	$72,000	$72,000	$72,000	$72,000
Asset coverage on preferred shares, end of periodF	261%		239%	327%	341%	337%	346%
Liquidation and market value per share (in thousands)	$25		$25	$25	$25	$25	$25

A Computed using average daily shares outstanding.

B Not annualized.

C Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

D Annualized.

E Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios of net investment income before preferred share dividends to average net assets of common shareholders are 19.11%, 12.33%, 9.21%, 8.99%, 8.85% and 9.11%, for the six months ended June 30, 2009 and the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

F Asset coverage on preferred shares equals net assets of common shares plus the redemption value of the preferred shares divided by the value of outstanding preferred stock.

See notes to financial statements.

Semi-Annual Report to Shareholders

Notes to Financial Statements

(Unaudited)

1. Significant Accounting Policies:

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. The Fund currently seeks to achieve its investment objective by investing substantially all of its assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The ability of the issuers of the securities held by the Fund to meet their obligations might be affected by, among other things, economic developments in a specific state, industry or region.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are requited to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through August 24, 2009, the issuance date of the financial statements.

Investment Valuation

The Fund’s securities are valued under policies approved by and under the general oversight of the Board of Trustees. The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                Level 1—quoted prices in active markets for identical investments

•                Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Securities:
Corporate Bonds and Notes	—	$90,117,920	$200,325	$90,318,245
Asset-Backed Securities	—	32,097,125	1,837,841	33,934,966
Mortgage-Backed Securities	—	33,085,874	1,366,737	34,452,611
U.S. Government Agency Mortgage-Backed Securities	—	782,140	—	782,140
Yankee Bonds	—	11,085,662	—	11,085,662
Common Stocks and Equity Interests: Consumer Discretionary	—	—	455	455
Preferred Stocks	$616,015	154,236	1,348	771,599
Trust Preferred Securities	3,896,334	—	—	3,896,334
Warrants	—	—	100	100
Long-Term Securities	4,512,349	167,322,957	3,406,806	175,242,112
Short-Term Investments:
Repurchase Agreements	—	11,676,000	—	11,676,000
Total Investments	$4,512,349	$178,998,957	$3,406,806	$186,918,112
Other Financial Instruments:
Credit Default Swaps on Corporate
Issues—Buy	—	803,342	—	803,342
Credit Default Swaps on Credit
Indices—Sell	—	(717,468)	—	(717,468)
Other Financial Instruments	—	$85,874		$85,874
Total	$4,512,349	$179,115,022	$3,406,806	$187,003,986

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds and Notes	Asset-Backed Securities	Mortgage- Backed Securities	Common Stocks and Equity Interests Consumer Discretionary	Preferred Stocks	Warrants	Total
Balance as of December 31, 2008	—	$ 276,041	$ 185,045	—	—	—	$ 461,086
Accrued Premiums/ Discounts	$ 1,853	7,724	11,031	—	—	—	20,608
Realized Gain/(Loss)(1)	—	14,449	4,979	$ (312)	—	—	19,116
Change in Unrealized Appreciation (Depreciation)(2)	(3,238)	118,260	594,233	(262,245)	—	—	447,010
Net Purchases	201,710	576,295	578,364	263,012	$1,348	$100	1,620,829
Net Sales	—	25,828	6,915	—	—	—	32,743
Net transfers in to Level 3	—	870,900	—	—	—	—	870,900
Net transfers out of Level 3	—	—	—	—	—	—	—
Balance as of June 30, 2009	$200,325	$1,837,841	$1,366,737	$ 455	$1,348	$100	$3,406,806
Net Unrealized Appreciation (Depreciation) for Investments in securities still held at the reporting period(2)	$ (3,238)	$ (940,129)	$ 478,510	$ (262,245)	—	—	$ (727,102)

(1)  This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

(2)  This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Semi-Annual Report to Shareholders

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the six months ended June 30, 2009, security transactions (excluding short-term investments) were as follows:

Purchases		Proceeds from Sales
U.S. Gov’t. Securities	Other	U.S. Gov’t. Securities	Other
—	$29,104,305	$3,775,132	$15,498,646

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian acting on the fund’s behalf, or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price, thereby determining the yield to the buyer during the buyer’s holding period. A reverse repurchase agreement involves the risk, among others, that the market value of the collateral retained by the fund may decline below the price of the securities the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

Forward Currency Exchange Contracts

As part of its investment program, the Fund may utilize forward currency exchange contracts. Forward foreign exchange contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in the contract’s market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contact at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency exchange contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency exchange contracts used for hedging purposes limit the risk of loss due to the decline in the value of the hedged currency, they also limit any potential gain that

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The Fund had no outstanding forward foreign currency exchange contracts as of June 30, 2009.

Distributions to Common Shareholders

Investment income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid monthly. On May 20, 2009 the Fund announced that it will declare distibutions quarterly while maintaining its policy of paying distributions monthly. Net capital gain distributions are declared and paid after the end of the tax year in which the gain is realized. An additional distribution may be made in December to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations. Interest income and expenses are recorded on the accrual basis. Bond discounts and premiums are amortized and included in interest income for financial reporting and federal income tax purposes.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Credit and Market Risk

Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Single Sourced Securities

Certain securities held by the Fund at June 30, 2009 are valued based on a price provided by a single source or dealer. The prices provided may differ from the value that would be realized if the securities were sold. As of June 30, 2009, 12.01% of the securities held by the Fund were either fair valued securities or were valued based on a price provided by a single independent pricing service or dealer (“single source securities”).

2. Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute to shareholders substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The Fund has accrued $24,504 of Federal excise tax attributable to the six months ended June 30, 2009.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of  June 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Semi-Annual Report to Shareholders

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

As of December 31, 2008, the Fund had a net capital loss carryforward of approximately $3,000,112 all of which expires in 2016.

3. Financial Instruments:

Swap Agreements

The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt of payment on the Statement of Operations.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Portfolio of Investments and restricted cash, if any, is identified in the Statement of Assets and Liabilities. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

As disclosed in the Fair Values of Derivatives—Balance Sheet table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of June 30, 2009 was $748,659. The aggregate fair value of assets posted as collateral for all swaps was $800,000. If a defined credit event had occurred as of June 30, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $21,858,317 less the value of the contracts’ related reference obligations.

As of June 30, 2009, the one-month London Interbank Offered Rates (“LIBOR”) was 0.31%.

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION1

Swap Counterparty (Reference Entity):	Termination Date	Periodic Payments Received by the Fund ‡	Contract Notional Amount[2]	Market Value[3]	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
Merrill Lynch & Co., Inc. (CDX HY 8)	June 20, 2012	0.86%	$21,858,317	$(717,468)	—
		Quarterly				$(717,468	)*

Net unrealized depreciation on sales of credit default swaps on credit indices						$ (717,468)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES—BUY PROTECTION4

Swap Counterparty (Reference Entity):	Termination Date	Periodic Payments Made by the Fund ‡	Contract Notional Amount[2]	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ Depreciation
Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M8, 1-Month LIBOR + 160 bp, due 6/25/35)	June 25, 2035	1.28% Monthly	$43,000	$ 40,547	—	$ 40,547

Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M9, 1-Month LIBOR + 250 bp, due 6/25/35)	June 25, 2035	2.05% Monthly	43,000	41,217	—	41,217

Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M8, 1-Month LIBOR + 138 bp, due 2/25/35)	February 25, 2035	1.31% Monthly	33,283	32,496	—	32,496

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2004-4 B2, 1-Month LIBOR + 190bp, due 10/25/34)	October 25, 2034	1.37% Monthly	32,243	28,486	—	28,486

Semi-Annual Report to Shareholders

Swap Counterparty (Reference Entity):	Termination Date	Periodic Payments Made by the Fund ‡	Contract Notional Amount[2]	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ Depreciation
Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B2, 1-Month LIBOR + 130 bp, due 3/25/35)	March 25, 2035	1.31% Monthly	$43,000	$ 42,681	—	$ 42,681

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B3, 1-Month LIBOR + 200 bp, due 3/25/35)	March 25, 2035	2.18% Monthly	43,000	42,964	—	42,964

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W11 M10, 1-Month LIBOR + 350bp, due 11/25/34)	November 25, 2034	2.15% Monthly	16,384	15,905	—	15,905

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W11 M9, 1-Month LIBOR + 225bp, due 11/25/34)	November 25, 2034	1.33% Monthly	16,384	15,773	—	15,773

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W4 M3, 1-Month LIBOR + 300 bp, due 3/25/34)	March 25, 2034	2.2% Monthly	20,620	16,236	—	16,236

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M8, 1-Month LIBOR + 180bp, due 11/25/34)	November 25, 2034	1.31% Monthly	15,633	15,041	—	15,041

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M9, 1-Month LIBOR + 315bp, due 11/25/34)	November 25, 2034	2.18% Monthly	8,580	8,409	—	8,409

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A M8, 1-Month LIBOR + 135 bp, due 1/25/35)-	January 25, 2035	1.31% Monthly	17,046	16,617	—	16,617

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A, 1-Month LIBOR + 100bp, due 1/25/35)	January 25, 2035	2.08% Monthly	4,181	4,159	—	4,159

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed, Trust 2004-C M8, 1-Month LIBOR + 190bp, due 3/25/35)	March 25, 2035	1.28% Monthly	22,446	20,586	—	20,586

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed, Trust 2004-C M9, 1-Month LIBOR + 325bp, due 3/25/35)	March 25, 2035	2.05% Monthly	17,912	16,651	—	16,651

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2004-1 M9, 1-Month LIBOR + 350bp, due 2/25/34)	February 25, 2034	2.15% Monthly	12,052	7,021	—	7,021

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

Swap Counterparty (Reference Entity):	Termination Date	Periodic Payments Made by the Fund ‡	Contract Notional Amount[2]	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ Depreciation
Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M8, 1-Month LIBOR + 170 bp, due 2/25/35)	February 25, 2035	1.31% Monthly	$20,879	$ 20,390	—	$ 20,390

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M9, 1-Month LIBOR + 275bp, due 2/25/35)	February 25, 2035	2.08% Monthly	13,092	13,063	—	13,063

Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M8, 1-Month LIBOR + 153bp, due 12/25/34)	December 25, 2034	1.31% Monthly	25,304	23,876	—	23,876

Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M9, 1-Month LIBOR + 240bp, due 12/25/34)	December 25, 2034	2.08% Monthly	22,737	21,806	—	21,806

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2004-WMC1 B3, 1-Month LIBOR + 225bp, due 9/25/35)	September 25, 2035	2.05% Monthly	11,329	10,388	—	10,388

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2004-WMC4 B3, 1-Month LIBOR + 375bp, due 4/25/35)	April 25, 2035	2.15% Monthly	12,666	12,260	—	12,260

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-NC1 B2, 1-Month LIBOR + 130bp, due 10/25/35)	October 25, 2035	1.28% Monthly	15,387	14,066	—	14,066

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-NC1 B3, 1-Month LIBOR + 205bp, due 10/25/35)	October 25, 2035	2.05% Monthly	15,461	14,443	—	14,443

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-WMC1 B2, 1-Month LIBOR + 135bp, due 9/25/35)	September 25, 2035	1.28% Monthly	14,594	13,504	—	13,504

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B2, 1-Month LIBOR + 130 bp, due 1/25/35)	January 25, 2035	1.31% Monthly	13,639	13,238	—	13,238

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B3, 1-Month LIBOR + 215bp, due 1/25/35)	January 25, 2035	2.18% Monthly	6,000	5,974	—	5,974

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2004-2 M9, 1-Month LIBOR + 325bp, due 8/25/34)	August 25, 2034	2.15% Monthly	17,236	10,364	—	10,364

Semi-Annual Report to Shareholders

Swap Counterparty (Reference Entity):	Termination Date	Periodic Payments Made by the Fund ‡	Contract Notional Amount[2]	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ Depreciation
Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M8, 1-Month LIBOR + 140 bp, due 3/25/35)	March 25, 2035	1.31% Monthly	$21,085	$ 18,165	—	$ 18,165

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M9, 1-Month LIBOR + 205 bp, due 3/25/35)	March 25, 2035	2.18% Monthly	18,390	16,101	—	16,101

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-1 B2, 1-Month LIBOR + 135 bp, due 6/25/35)	June 25, 2035	1.28% Monthly	43,000	38,669	—	38,669

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-4 B3, 1-Month LIBOR + 195 bp, due 6/25/35)	June 25, 2035	2.05% Monthly	43,000	39,886	—	39,886

Credit Suisse First Boston USA (Park Place Securities Inc. 2005-WCH1 M8, 1-Month LIBOR + 155bp, due 1/25/36)	January 25, 2036	1.36% Monthly	43,000	41,132	—	41,132

Credit Suisse First Boston USA (Park Place Securities, Inc. 2005-WCH1 M9, 1-Month LIBOR + 250 bp, due 1/25/36)	January 25, 2036	2.18% Monthly	41,462	40,423	—	40,423

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2004-1 M6, 1-Month LIBOR + 230bp, due 6/25/34)	June 25, 2034	1.37% Quarterly	26,740	26,244	—	26,244

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1 B3, 1-Month LIBOR + 260bp, due 1/25/35)	January 25, 2035	2.05% Monthly	33,714	33,685	—	33,685

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1, 1-Month LIBOR + 165bp, due 1/25/35)	January 25, 2035	1.28% Monthly	43,000	42,067	—	42,067

The Goldman Sachs Group, Inc. (Citigroup Inc., 6.5%, due 1/18/2011)	March 20, 2014	4.7% Quarterly	1,700,000	(31,191)	—	(31,191)

Net unrealized appreciation on buys of credit default swaps on corporate issues						$803,342

1

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

4          If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡                  Percentage shown is an annual percentage rate.

*                 Security is valued in good faith at fair value by or under the direction of the Board of Directors.

4. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2009.

Asset Derivatives
	Credit Contracts Risk[1]	Other Contracts Risk[1]	Total
Swap Contracts	$834,533	—	$834,533

1          Balance sheet location: Receivables

Liability Derivatives
	Credit Contracts Risk[1]	Other Contracts Risk[1]	Total
Swap Contracts	$748,659	—	$748,659

1          Balance sheet location: Payables

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Amount of Realized Gain or (Loss) on Derivatives Recognized
	Credit Contracts Risk	Other Contracts Risk[1]	Total
Swap Contracts	$(11,059,142)	—	$(11,059,142)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized
	Credit Contracts Risk	Other Contracts Risk[1]	Total
Swap Contracts	$9,757,973	—	$9,757,973

5. Common Shares:

Of the 11,561,030 shares of common stock outstanding at June 30, 2009, Western Asset owns 13,522 shares.

Semi-Annual Report to Shareholders

6. Preferred Shares:

There are 2,880 shares of Auction Market Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as set forth in the Fund’s Agreement and Declaration of Trust, as amended to date, and its Bylaws, as amended to date (the “Bylaws”), or as otherwise determined by the Trustees. The 2,880 Preferred Shares outstanding consist of two series, 1,440 shares of Series M and 1,440 shares of Series W. The Preferred Shares have a liquidation value of $25,000 per share, plus any accumulated but unpaid dividends whether or not earned or declared.

Dividends on the Series M and Series W Preferred Shares are cumulative and are paid at a rate typically reset every seven and twenty-eight days, respectively, based on the results of an auction. Dividend rates ranged from 0.135% to 1.727% between January 1, 2009 to June 30, 2009. The weekly auctions for Series M and W have all failed during the fiscal year 2009; consequently, the dividend rate paid on the preferred shares has moved to the maximum rate as defined in the prospectus. Since mid-February 2008, holders of actions-rate preferred shares (“ARPS”) issued by the Fund has been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many if the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund has consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”. The maximum rate is calculated at 150% of the reference rates, which is the 7-day “AA” Financial Composite Commercial Paper rate for Series M and the 30-day “AA” Commercial Paper rate for Series W. These rates are typically higher than the rates that would have otherwise been set through a successful auction.

The Preferred Shares are redeemable at the option of the Fund, in whole or in part, on the second business day preceding any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends.

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in Bylaws are not satisfied.

The Preferred Stock Shareholders are entitled to one vote per share and generally vote with the common shareholders but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Stock. The issuance of Preferred Stock poses certain risks to holders of common stock, including, among others, the possibility of greater market price volatility, and in certain market conditions, the yield to holders of common stock may be adversely affected. The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of shares of the Preferred Stock in order to meet the applicable requirement. The Preferred Stock is otherwise not redeemable by holders of the shares. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee. For the period of the report and for all previous periods since the ARPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARPS that the broker/dealer places at the auction. However, subsequent to the period of this report, effective on August 3, 2009, Citigroup Global Markets Inc. reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARPS, in the case of a failed auction.

7. Transactions With Affiliates:

The Fund has a management agreement with Western Asset Management Company (“Western Asset”). Pursuant to the terms of the management agreement, the Fund pays Western Asset an annual fee, payable monthly, in an amount equal to 0.55% of the average weekly value of the Fund’s total managed assets. “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities. The liquidation preference of any Preferred Shares outstanding is not considered a liability. Pursuant to a Portfolio Management Agreement between Western Asset and Western Asset Management Company Limited (“WAML”), Western Asset pays a portion of the fees it receives from the Fund to WAML at an annual rate of 0.425% of the average weekly value of the Fund’s total managed assets that WAML manages. Effective February 3, 2009, Western Asset Management Company Pte. Ltd. in Singapore

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

(“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan”) became additional subadvisers to the Fund under portfolio management agreements between Western Asset and Western Singapore, and Western Asset and Western Japan.

Western Singapore and Western Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments in Asia (excluding Japan) and Japan, respectively. The Fund’s current management fee remains unchanged. WAML will continue to provide subadvisory services with respect to other aspects of the non-U.S. dollar-denominated portions of the Fund’s investment portfolio.

Under the terms of the administration services agreement among the Fund, Western Asset and Legg Mason Fund Adviser, Inc. (“LMFA”), Western Asset pays (not the Fund) LMFA, a monthly fee at an annual rate of 0.125% of the Fund’s average weekly total managed assets, subject to a monthly minimum fee of $12,500.

The Board has approved the substitution of Legg Mason Partners Funds Advisor, LLC (“LMPFA”) for LMFA. Effective upon the substitution, LMPFA will assume the rights and responsibilities of LMFA under its administrative services agreement. This substitution is expected to occur in the third quarter of 2009.

LMFA, LMPFA, Western Asset, WAML, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc.

8. Trustee Compensation:

Each Independent Trustee receives an aggregate fee of $70,000 annually for serving on the combined Board of Trustees/Directors of the Fund, Western Asset Income Fund and Western Asset Funds, Inc. Each Trustee also receives a fee of $7,500 and related expenses for each meeting of the Board or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board and the Chairman of the Audit Committee each receive an additional $25,000 per year for serving in such capacities. Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee. Other committee members receive a fee of $3,000 for serving as a member of each committee upon which they serve. All such fees are allocated among the Fund, Western Asset Income Fund and Western Asset Funds, Inc. according to each such investment company’s annual net assets. Trustee Ronald Olson receives from Western Asset an aggregate fee of $70,000 annually for serving on the combined Board of Trustees/Directors of the Fund, Western Asset Income Fund and Western Asset Funds, Inc., as well as a fee of $7,500 and related expenses for each meeting of the Board attended in person and a fee of $2,500 for participating in each telephonic meeting.

9. Shareholder Meeting Results:

The Fund’s annual meeting of shareholders was held on May 27, 2009. Of the 11,539,217 common shares outstanding, the following shares were voted in the meeting:

	For	Withheld
Election of Trustees:
Ronald J. Arnault	10,028,865	243,738
Anita L. DeFrantz	10,021,472	251,131
William E. B. Siart	10,031,625	240,978
Jaynie Miller Studenmund	10,017,800	254,803
Avedick B. Poladian	10,015,175	257,428

Semi-Annual Report to Shareholders

Of the 2,880 preferred shares outstanding, the following shares were voted in the meeting:

	For	Withheld
Election of Trustees:
Ronald J. Arnault	2,589	51
Anita L. DeFrantz	2,589	51
William E.B. Siart	2,589	51
Jaynie Miller Studenmund	2,589	51
Avedick B. Poladian	2,589	51
*R. Jay Gerken	2,589	51
*Ronald L. Olson	2,589	51

*  Mr. Gerken and Mr. Olson are the Preferred Trustees elected by a plurality vote of the preferred shares, voting as a separate class.

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Western Asset Premier Bond Fund

The Board of Trustees	Western Asset Management Company Pte. Ltd.
William E. B. Siart, Chairman	1 George Street #23-01
R. Jay Gerken	Singapore 049145
Ronald J. Arnault
Anita L. DeFrantz	Western Asset Management Company Ltd
Ronald L. Olson	367 Shin-Marunouchi Building
Avedick B. Poladian	5-1 Marunouchi 1-Chrome Chiyoda-Ku
Jaynie Miller Studenmund	Tokyo 100-6536

Officers	Custodian
R. Jay Gerken, President	State Street Bank and Trust Company
Gavin L. James, Vice President	1 Lincoln Street
S. Kenneth Leech, Vice President	Boston, Massachusetts 02111
Stephen A. Walsh, Vice President
Frances M. Guggino, Principal Financial and Accounting Officer	Counsel
Todd F. Kuehl, Chief Compliance Officer	Ropes & Gray LLP
Erin K. Morris, Treasurer	1211 Avenue of the Americas
Robert I. Frenkel, Secretary and Chief Legal Officer	New York, New York 10036

Investment Advisers	Independent Registered Public Accounting Firm
Western Asset Management Company	PricewaterhouseCoopers LLP
385 East Colorado Boulevard	100 East Pratt Street
Pasadena, California 91101	Baltimore, Maryland 21202

Western Asset Management Company Limited	Transfer Agent
10 Exchange Square	American Stock Transfer & Trust Company LLC
London, England EC2A2EN	59 Maiden Lane
New York, New York, 10038

Western Asset Premier Bond Fund

WESTERN ASSET PREMIER BOND FUND

55 Water Street
New York, New York 10041

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby gives notice that it may, from time to time, repurchase its common shares or preferred shares in the open market at the option of the Board of Trustees, and on such terms as the Board of Trustees shall determine.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Premier Bond Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

AMERICAN STOCK
TRANSFER & TRUST COMPANY
59 Maiden Lane,
New York, New York 10038

LMF-WEA/S(08/09)SR09-892

Item 2.    Code of Ethics.

Not applicable for semi-annual reports.

Item 3.    Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.    Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.    Schedule of Investments

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods in the SEC’s rules and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Exhibits.

(a) (1)	Not applicable for semi-annual reports.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 — filed as an exhibit hereto.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 — filed as an exhibit hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Premier Bond Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Western Asset Premier Bond Fund

Date:	August 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Western Asset Premier Bond Fund

Date:	August 31, 2009

By:	/s/ Frances M. Guggino
Frances M. Guggino
Principal Financial and Accounting Officer
Western Asset Premier Bond Fund

Date:	August 31, 2009